UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2011

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 278-0440

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2011 Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. (the “Company”) was held on May 11, 2011. Proxies with regard to the matters voted upon at the Annual General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual General Meeting and the results of voting on each such matter after giving effect to the voting limitations set forth in the Company’s Amended and Restated Bye-Laws.

Proposal No. 1 — Election of Directors

Election of one Class II director and four Class III directors to the Board of Directors of Endurance Specialty Holdings Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
William H. Bolinder	33,418,644	190,800	1,603,068
Susan Fleming Cabrera	33,415,660	193,784	1,603,068
Scott D. Moore	33,412,105	197,339	1,603,068
Brendan R. O’Neill	33,421,292	188,152	1,603,068
Robert A. Spass	30,995,046	2,614,398	1,603,068

Election of a slate of director designees to the Board of Directors of Endurance Specialty Insurance Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
David S. Cash	33,416,958	192,486	1,603,068
John V. Del Col	33,430,509	178,935	1,603,068
William M. Jewett	33,430,442	179,002	1,603,068

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Holdings Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	33,425,269	184,175	1,603,068
William H. Bolinder	33,436,058	173,386	1,603,068
David S. Cash	33,436,058	173,386	1,603,068
Simon Minshall	33,434,674	174,770	1,603,068
Brendan R. O’Neill	33,415,580	193,864	1,603,068

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Insurance Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	33,436,058	173,386	1,603,068
William H. Bolinder	33,436,058	173,386	1,603,068
David S. Cash	33,436,058	173,386	1,603,068
Simon Minshall	33,426,303	183,141	1,603,068
Brendan R. O’Neill	33,436,058	173,386	1,603,068
Proposal No. 2 — Appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2011 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,035,848	162,622	14,042	0
Proposal No. 3 — Non-binding advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,198,994	1,391,778	1,018,672	1,603,068
Proposal No. 4 — Non-binding advisory vote on the frequency of which the compensation of the Company’s named executive officers will be subject to a non-binding vote of the shareholders.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
27,500,002	83,353	5,245,611	780,479	1,603,068
In accordance with the voting results listed above, the Board of Directors of the Company has determined that the Company will conduct an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives.
Proposal No. 5 — Amendment of the Company’s 2007 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,652,496	12,082,640	874,308	1,603,068

Proposal No. 6 — Amendment of the Company’s Employee Share Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,504,614	230,921	873,909	1,603,068

Proposal No. 7 — Decrease the size of the Company’s Board of Directors from 15 to 14 members.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,158,835	28,755	24,922	0

Item 8.01. Other Events.

On May 11, 2011, the Board of Directors of the Company approved the Fourth Amendment (the “Amendment”) to the Company’s 2007 Equity Incentive Plan (the “Plan”), to state that the number of Share Bonuses and any other Incentive Awards granted under the Plan that have no vesting requirements be limited to 5% of the total number of Ordinary Shares authorized for issuance under the Plan. Pursuant to Section 19 of the Plan and the rules of the New York Stock Exchange, the Amendment does not require the approval of the Company’s shareholders.

The foregoing summary of the terms of the Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Fourth Amendment to 2007 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2011

By: /s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to 2007 Equity Incentive Plan